                                                            EXHIBIT 24
                           POWER OF ATTORNEY

     Know all men by these presents that J. L. PAYNE, constitutes and appoints M. J. ROSINSKI and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1993 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated: February 18, 1994                 J. L. PAYNE
                                        J. L. Payne

                           POWER OF ATTORNEY

     Know all men by these presents that R. F. DAMMEYER constitutes and appoints J. L. PAYNE, M. J. ROSINSKI and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1993 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated: February 18, 1994                R. F. DAMMEYER
                                        R. F. Dammeyer

                           POWER OF ATTORNEY

     Know all men by these presents that W. E. GREEHEY constitutes and appoints J. L. PAYNE, M. J. ROSINSKI and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1993 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated: February 18, 1994                W. E. GREEHEY
                                        W. E. Greehey

                           POWER OF ATTORNEY

     Know all men by these presents that M. N. KLEIN constitutes and appoints J. L. PAYNE, M. J. ROSINSKI and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1993 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated: February 18, 1994                M. N. KLEIN
                                        M. N. Klein

                           POWER OF ATTORNEY

     Know all men by these presents that R. D. KREBS constitutes and appoints J. L. PAYNE, M. J. ROSINSKI and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1993 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated: February 18, 1994                R. D. KREBS
                                        R. D. Krebs

                           POWER OF ATTORNEY

     Know all men by these presents that A. V. MARTINI constitutes and appoints J. L. PAYNE, M. J. ROSINSKI and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1993 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated: February 18, 1994
                                        A. V. Martini

                           POWER OF ATTORNEY

     Know all men by these presents that M. A. MORPHY constitutes and appoints J. L. PAYNE, M. J. ROSINSKI and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1993 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated: February 18, 1994                M. A. MORPHY
                                        M. A. Morphy

                           POWER OF ATTORNEY

     Know all men by these presents that R. F. RICHARDS constitutes and appoints J. L. PAYNE, M. J. ROSINSKI and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1993 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated: February 18, 1994                R. F. RICHARDS
                                        R. F. Richards

                           POWER OF ATTORNEY

     Know all men by these presents that DAVID M. SCHULTE constitutes and appoints J. L. PAYNE, M. J. ROSINSKI and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1993 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated: February 18, 1994                DAVID M. SCHULTE
                                        David M. Schulte

                           POWER OF ATTORNEY

     Know all men by these presents that M. J. SHAPIRO constitutes and appoints J. L. PAYNE, M. J. ROSINSKI and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1993 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated: February 18, 1994                M. J. SHAPIRO
                                        M. J. Shapiro

                           POWER OF ATTORNEY

     Know all men by these presents that R. F. VAGT constitutes and appoints J. L. PAYNE, M. J. ROSINSKI and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1993 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated: February 18, 1994                R. F. VAGT
                                        R. F. Vagt

                           POWER OF ATTORNEY

     Know all men by these presents that K. D. WRISTON constitutes and appoints J. L. PAYNE, M. J. ROSINSKI and DAVID L. HICKS and each or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of SANTA FE ENERGY RESOURCES, INC. for the fiscal year ended December 31, 1993 and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

Dated: February 18, 1994                K. D. WRISTON
                                        K. D. Wriston